SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                        ________________________________


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        _________________________________

                   Date of Report
                   (Date of earliest
                   event reported):           April 11, 2003


                                LADISH CO., INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Wisconsin                    0-23539                 31-1145953
     ---------------            ----------------         -------------------
     (State or other            (Commission File           (IRS Employer
     jurisdiction of                 Number)             Identification No.)
     Incorporation)


                             5481 S. Packard Avenue
                             Cudahy, Wisconsin 53110
           -----------------------------------------------------------
           (Address of principal executive offices including zip code)



                                 (414) 747-2611
                         -------------------------------
                         (Registrant's telephone number)

ITEM 5.   OTHER EVENTS

          On April 10, 2003, the Registrant filed a press release which announced the Registrant's financial results for the first quarter of 2003.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  None.

          (b)  None.

          (c)  Exhibits.

               99(a)  April 10, 2003 Press Release



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                   LADISH CO., INC.




                                   By:  /s/ Wayne E. Larsen
                                       ---------------------------------------
                                        Wayne E. Larsen
                                        Vice President Law/Finance & Secretary


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